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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2006

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                  No. 1-1204              No. 13-4921002
     (State or Other             (Commission              (IRS Employer
     Jurisdiction of             File Number)           Identification No.)
     Incorporation)

                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                           --------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition.

     On April 26, 2006, Amerada Hess Corporation issued a news release reporting its results for the first quarter of 2006. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      99(1) News release dated April 26, 2006 reporting results for the first quarter of 2006.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

                                          AMERADA HESS CORPORATION


                                          By:       /s/John P. Rielly
                                                  ------------------------------
                                          Name:   John P. Rielly
                                          Title:  Senior Vice President and
                                                   Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.     Description
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99(1)           News release dated April 26, 2006 reporting results for the first quarter of 2006.



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